-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported): May 27, 2005

           CWALT, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of May 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-J4, Mortgage Pass-Through
                         Certificates, Series 2005-J4).

                                  CWALT, INC.
                                  -----------
             (Exact name of registrant as specified in its charter)

  Delaware                          333-123167                  87-0698307
----------------------------        ----------                  ----------
 (State or Other Jurisdiction      (Commission                (I.R.S. Employer
           of Incorporation)       File Number)             Identification No.)

4500 Park Granada
Calabasas, California                                   91302
---------------------                                 ---------
(Address of Principal                                 (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a- 12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits
---------
Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

       (a)  Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

       (b)   Pro forma financial information.
             -------------------------------

             Not applicable.

       (c)   Exhibits.
             --------

       5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

       8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
             Exhibit 5.1).

       23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
             5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  May 27, 2005

                                 Exhibit Index

Exhibit                                                                   Page

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                   5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in Exhibit   5
         5.1)

23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 5 and 8.1)